Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of this Amendment No. 1 on Form 10-K/A to the annual report on Form 10-K of Cooper-Standard Holdings Inc. (the "Company") for the period ended December 31, 2017, with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 21, 2018	/s/ Jeffrey S. Edwards
Jeffrey S. Edwards
Chief Executive Officer
(Principal Executive Officer)

/s/ Jonathan P. Banas
Jonathan P. Banas
Chief Financial Officer
(Principal Financial Officer)